Exhibit 99.2

1700 South Patterson Boulevard Dayton, OH 45479 NEWS RELEASE

For further information:

Dian Terry	Gregg Swearingen
Teradata Division	Investor Relations
NCR Corporation	NCR Corporation
(937) 445-2225	937-445-4700
dian.terry@teradata.com	gregg.swearingen@ncr.com

For Release on September 10, 2007

Teradata Begins Investor Meetings on the Road to Becoming Independent

Management maintains previous operational guidance for full-year 2007 and provides long-term outlook for

Teradata as stand-alone company

DAYTON, Ohio – Teradata, a division of NCR Corporation (NYSE: NCR), today announced that it is beginning to make presentations to the equity investment community in preparation for the planned Sept. 30, 2007 spin off of the Teradata data warehousing business from NCR. The meetings will be led by Mike Koehler, president and chief executive officer of Teradata Corporation (Teradata). Other members of the Teradata leadership team will also participate, including Steve Scheppmann, chief financial officer; Darryl McDonald, chief marketing officer, and Bob Young, vice president of financial planning and operations.

The Teradata road show presentation, which includes financial guidance for 2007 and longer-term objectives, is available on Teradata.com and on the NCR investor relations home page, http://investor.ncr.com/. Teradata management will discuss this financial guidance during the meetings with the investment community.

Financial Outlook

Assuming completion of its separation from NCR on Sept. 30, 2007, Teradata expects revenue growth for the year ending Dec. 31, 2007 of 7 to 9 percent from 2006 revenue of $1.560 billion. For the year ending Dec. 31, 2007, the company also expects operating margin, including pension expense and ongoing incremental costs associated with Teradata operating as an independent, publicly-traded company, of 20 to 21 percent. Assuming a 39 percent effective tax rate (1),

- more -

earnings per share (EPS) is expected to be $1.12 to $1.17 per diluted share. This includes 4 cents per share of negative impact from the tax adjustment included in NCR’s 2007 second quarter results.

Teradata is also establishing long-term objectives of 7 to 9 percent revenue growth and 22 to 23 percent operating margin, including pension expense and the incremental costs associated with Teradata being an independent, publicly-traded company. Assuming a 30 percent effective tax rate, Teradata’s objective is to generate 14 to 18 percent EPS improvement per year over the longer-term. Specific guidance for 2008 will be provided at the beginning of the year.

“With organizations all over the world increasingly turning to enterprise data warehouse solutions to help drive their success, Teradata is well positioned to generate value for shareholders,” said Koehler. “As a global leader in enterprise data warehousing, including enterprise analytics technologies and services, we have the highest performing technologies, the most experienced people, a diversified and unmatched customer base and the financial strength to build for the future. We look forward to bringing our story to the investment community.”

On Aug. 28, 2007, NCR announced that its Board of Directors approved and set a record date and distribution date for the spin off of its Teradata data warehousing business. The Board also declared a dividend of one share of common stock of Teradata for each share of NCR common stock held. The distribution of Teradata common stock is expected to occur on Sunday, Sept. 30, 2007, by way of a pro rata stock dividend to NCR stockholders of record as of the close of business on Sept. 14, 2007, which is the record date for the distribution.

(1)	Teradata’s 2007 guidance uses a 39 percent effective tax rate which includes a two-percentage-point impact, or 4 cents per share, related to Teradata’s portion of the tax adjustment included in NCR’s 2007 second quarter results. Going forward, as a result of yet-to-be-implemented tax strategies and changes in the legal entity structure of Teradata Corporation, Teradata’s longer-term objective is to have an effective tax rate of approximately 30 percent.

About Teradata Division

Teradata (www.teradata.com), a division of NCR Corporation (NYSE: NCR), is the global technology leader in enterprise data warehousing, analytic applications and data warehousing services. Organizations around the world rely on the power of Teradata’s award-winning solutions to get a single, integrated view of their business to enhance decision-making, customer relationships and profitability. As a growing business, Teradata is always looking for outstanding talent. To learn more about Teradata career opportunities, visit www.teradata.com/careers.

- more -

About NCR Corporation

NCR Corporation (NYSE: NCR) is a leading global technology company helping businesses build stronger relationships with their customers. NCR’s Teradata® data warehouses, ATMs, retail systems, self-service solutions and IT services provide Relationship Technology™ that maximizes the value of customer interactions and helps organizations create a stronger competitive position. Based in Dayton, Ohio, NCR (www.ncr.com) employs approximately 29,650 people worldwide.

# # #

NCR and Teradata are trademarks or registered trademarks of NCR Corporation in the United States and other countries.

Note to Investors

This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause Teradata’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements. Such factors include those related to: the uncertain economic climate and its impact on the markets in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers, and other general economic and business conditions; the impact of our separation from NCR and risks relating to our ability to operate effectively as a stand-alone, publicly traded company; changes in our cost structure, management, financing and business operations following our separation from NCR; the rapidly changing and intensely competitive nature of the information technology industry and the data enterprise warehousing business, including the increasing pressure on price/performance for data warehousing solutions; fluctuations in our operating results, unanticipated delays or accelerations in our sales cycles and the difficulty of accurately estimating revenues; risks inherent in operating in foreign countries, including the impact of economic, political, legal, regulatory, compliance, cultural, foreign currency fluctuations and other conditions abroad; the timely development, production or acquisition and market acceptance of new and existing products and services, including our ability to accelerate market acceptance of new products and services; tax rates; turnover of workforce and the ability to attract and retain skilled employees; availability and

- more -

successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors described in Teradata Corporation’s Registration Statement on Form 10, and those factors that will be detailed from time to time in the company’s U.S. Securities and Exchange Commission reports and the company’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.